ANNUAL MEETING OF STOCKHOLDERS OF

SEACOR Holdings Inc.
June 7, 2012
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.seacorholdingsinvestors.com
Please sign, date and mail your proxy card in the envelope provided as soon as possible.

†Please detach along perforated line and mail in the envelope provided.†
■ 21030303000000000000 8	060712

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS,
"FOR" PROPOSAL 2, "FOR" PROPOSAL 3, AND "FOR" PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

						FOR	AGAINST	ABSTAIN
1. TO ELECT TEN DIRECTORS TO SERVE UNTIL THE 2013 ANNUAL MEETING OF STOCKHOLDERS.				2.	THE APPROVAL OF AN AMENDMENT TO THE SEACOR HOLDINGS INC. AMENDED 2007 SHARE INCENTIVE PLAN	☐	☐	☐
		NOMINEES:
						FOR	AGAINST	ABSTAIN
☐	FOR ALL NOMINEES	☐ ☐ ☐	Charles Fabrikant Pierre de Demandolx Richard Fairbanks	3.	THE APPROVAL OF THE COMPENSATION PAID BY THE COMPANY TO THE NAMED EXECUTIVE OFFICERS.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐	Blaine V. Fogg			FOR	AGAINST	ABSTAIN
☐	FOR ALL EXCEPT (See instructions below)	☐ ☐ ☐ ☐	John C. Hadjipateras Oivind Lorentzen Andrew R. Morse R. Christopher Regan	4.	TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS SEACOR'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.	☐	☐	☐
		☐	Steven Webster
		☐	Steven J. Wisch	5.	To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.
				The proxies are authorized to vote, in their discretion, upon any other matters that may properly come before the Annual Meeting or any adjournments thereof.
INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●			This proxy hereby revokes any proxy heretofore given by the undersigned for the Annual Meeting.
				Shares represented by this proxy will be voted in the manner directed. If no direction is made, this proxy will be voted FOR the nominees listed, FOR Item 2, FOR Item 3, and FOR Item 4.

				Only holders of record of SEACOR common stock at the close of business on April 16, 2012 will be entitled to notice of and to vote at the Annual Meeting.

				Your vote is very important! Please complete, sign, date and return the enclosed proxy, whether or not you expect to attend the Annual Meeting, so that your shares may be represented at the Annual Meeting if you are unable to attend and vote in person. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

☐

SEACOR Holdings Inc.

Proxy for Annual Meeting of Stockholders
To be held at the Four Seasons Hotel - St. Louis
located at 999 North Second Street, St. Louis, MO 63102
on June 7, 2012 at 9:00 a.m.

The undersigned having received the Notice of Meeting and Proxy Statement of SEACOR Holdings Inc. (the "Company"), dated April 24, 2012, and Annual Report for the fiscal year ended December 31, 2011, hereby appoints and constitutes Messrs. Charles Fabrikant and Paul Robinson, and each of them, proxies with full power of substitution to vote for the undersigned at the Company's Annual Meeting of Stockholders to be held on June 7, 2012, and at any adjournments thereof (the "Annual Meeting"), as follows:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SEACOR Holdings Inc.
IMPORTANT - This proxy must be signed and dated on the reverse side.

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